Exhibit 10.1

***Text Omitted and Filed Separately

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2

AMENDMENT NUMBER 1 TO PROMOTION AND DISTRIBUTION AGREEMENT

This Amendment Number 1 to Promotion and Distribution Agreement (the “Amendment”), effective as of May 1, 2010 (the “Amendment Effective Date”), is between Google Inc. (“Google”) and DivX, Inc. (“Distributor”) and amends the Promotion and Distribution Agreement, dated March 1, 2009 (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1 Google Criteria Checker and [ *** ]. Notwithstanding the fourth bullet in Section 1.7 of the Agreement, Distributor is authorized to use an [ *** ] during installation by the End User of the Distributor Apps regardless of whether [ *** ]. For the sake of clarity, [ *** ] (as set forth in the fourth bullet of Section 1.7)[ *** ].

2 Miscellaneous. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

Google: GOOGLE INC.		Customer: DIVX, INC.

By:	/s/ Nikesh Arora	By:	/s/ David Richter

Print Name:	Nikesh Arora	Print Name:	David J. Richter

Title:	President, Global Sales and Business Development	Title:	Executive Vice President
Google Inc.

Date:		Date:	May 7, 2010
May 10 2010

Google Confidential	1	Execution Copy 4/26/2010
*** CONFIDENTIAL TREATMENT REQUESTED